SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

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/ /	Soliciting Material Pursuant to § 240.14a-12.

PUTNAM MANANGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST

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Proxy statement

Putnam Managed Municipal Income Trust
Putnam Municipal Opportunities Trust

April 10, 2008

A Message from the Chairman

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter affecting your investment in the Putnam funds. While you are, of course, welcome to join us at your fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), voting via the Internet or by calling. We are asking for your vote on the following matter:

► Fixing the number of Trustees at 12 and electing your fund’s nominees for Trustees.

Although Trustees do not manage fund portfolios, they play an important role in protecting fund shareholders, and are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws and voting proxies for the fund’s portfolio securities.

Consistent with the Investment Company Act of 1940 and SEC rules, more than three-quarters of your fund’s Trustees currently are independent of the fund and Putnam Investments. Your fund’s Trustees have also in the past several years been at the forefront of reform efforts affecting the mutual fund industry, including ending the practice of directing fund brokerage commissions to brokers in connection with sales of open-end fund shares, instituting measures to discourage excessive short-term trading in open-end funds and promoting other initiatives to reduce shareholder expenses and improve fund disclosures.

________________

Please vote promptly. When shareholders do not vote their shares, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. You can vote by returning your proxy card(s) in the envelope provided, calling the toll-free number indicated on the proxy card, or visiting the web site address indicated on the proxy card. If you have questions about this proposal, please call a customer services representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

Table of contents

Notice of Annual Meeting
of Shareholders	1
Trustees’ Recommendations	2
Proposal 1	3
Further Information About Voting
and the Meeting	26
Fund Information	31

Exhibit A — Audit and Compliance Committee Charter

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.

Notice of Annual Meeting of Shareholders

To the Shareholders of:

PUTNAM MANAGED MUNICIPAL INCOME TRUST

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

► This is the formal agenda for your fund’s shareholder meeting. It tells you what proposal will be voted on and the time and place of the meeting, in the event you attend in person.

The Annual Meeting of Shareholders of your fund will be held on May 8, 2008 at 11:00 a.m., Boston time, at the principal offices of the fund on the 12th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1. Fixing the number of Trustees at 12 and electing your fund’s nominees for Trustees. See page 2.

By Judith Cohen, Clerk, on behalf of the Trustees:

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
Charles E. Haldeman, Jr., President

Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Kenneth R. Leibler
Elizabeth T. Kennan
Robert E. Patterson
George Putnam, III
Richard B. Worley

We urge you to mark, sign, date, and mail the enclosed proxy in the postage paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

April 10, 2008

Proxy Statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

► Who is asking for your vote?

Your vote is being solicited by the Trustees of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust for use at the Annual Meeting of Shareholders of each fund to be held on May 8, 2008, and, if your fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting of Shareholders (see page 1). The Notice of Annual Meeting of Shareholders, the proxy and the Proxy Statement are being mailed on or about April 10, 2008.

► How do your fund’s Trustees recommend that shareholders vote on this proposal?

The Trustees recommend that you vote

1. FOR fixing the number of Trustees as proposed at 12 and electing your fund’s nominees for Trustees.

► Who is eligible to vote?

Shareholders of record at the close of business on March 28, 2008 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Unless otherwise noted, the holders of your fund’s preferred shares and holders of your fund’s common shares will vote as separate classes. Shares represented by a duly executed proxy will be voted in accordance with your instructions. If you sign the proxy card, but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business is brought before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy.

Shareholders of each fund vote separately with respect to the proposal. The outcome of a vote affecting one fund does not affect any other fund.

The Proposal

I. ELECTION OF TRUSTEES

► Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the nominees for Trustees of the fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Investment Management, LLC, your fund’s investment manager (“Putnam Management”). Those Trustees who are not “interested persons” of your fund or Putnam Management are referred to as “Independent Trustees” throughout this Proxy Statement.

The Board of Trustees, based on the recommendation of the Board Policy and Nominating Committee, recommends that the number of Trustees be fixed at 12 and that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Pursuant to the bylaws of your fund and the 1940 Act, holders of the preferred shares of your fund, voting as a class, are entitled to elect two nominees for Trustees. The holders of the preferred shares and the common shares of your fund, voting together as a single class, are entitled to vote for the remaining 10 of the 12 nominees. Therefore, Messrs. Hill and Patterson have been nominated to be elected as Trustees by the holders of the preferred shares, while the other 10 nominees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past 5 years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner resigns, retires, dies or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2007, there were 102 Putnam funds.

* Independent Trustees

Jameson A. Baxter (Born 1943)
Trustee since 1994 and Vice Chairman since 2005
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Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals Inc. and the Mutual Fund Directors Forum. Until 2007, Ms. Baxter was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service company) and Advocate Health Care. She has also served as a director on a number of other boards, including BoardSource (formerly the National Center for Nonprofit Boards), Intermatic Corporation (a manufacturer of energy control products) and MB Financial. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)
Trustee since 2001
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Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a Member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a Member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense Policy Board and Director of

EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946)
Trustee since 2007
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Mr. Darretta serves as a Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)
Trustee since 2004
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Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext) and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company). Ms. Drucker received a B.A. degree from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942)
Trustee since 1985 and Chairman since 2000
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Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation  and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College and a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)
Trustee since 1997
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Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services) and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)
Trustee since 1992
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Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a Member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)
Trustee since 2006
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Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, Mr. Leibler served as a director of the Optimum Funds Group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected to Phi Beta Kappa.

Robert E. Patterson (Born 1945)
Trustee since 1984
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Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)
Trustee since 1984
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Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986. Prior to June 2007, Mr. Putnam was President of the Putnam funds.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser), a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory. Until 2006, he was a Trustee of Shore Country Day School and until 2002, he was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

Richard B. Worley (Born 1945)
Trustee since 2004
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Mr. Worley is Managing Partner of Permit Capital LLC (an investment management firm).

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

► Interested Trustee

Charles E. Haldeman, Jr.* (Born 1948)
Trustee since 2004 and President of the
Putnam funds since 2007
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Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

* Nominee who is an “interested person” (as defined in the 1940 Act) of the fund, Putnam Management and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments. None of the other nominees is an “interested person.”

All the nominees were elected by the shareholders of each fund on October 31, 2007.

The ten nominees for election as Trustees by the holders of common and preferred shares, voting as a single class, who receive the greatest number of votes from the preferred and common shareholders will be elected as Trustees of your fund. In addition, the two nominees for election as Trustees by the preferred shareholders, voting as a class, who receive the greatest number of votes from the preferred shareholders will be elected as Trustees of your fund.

Each Trustee serves until his or her successor is elected and qualified or until his or her earlier resignation, retirement, death or removal. Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 12 for your fund.

► What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

At least 75% of the trustees of your fund are required to not be “interested persons” (as defined in the 1940 Act) of your fund or your fund’s investment manager. These independent trustees, who are referred to in this proxy statement as “Independent Trustees,” must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. Eleven of the 12 nominees for election as Trustee are now, and would be, if elected, Independent Trustees.

Board committees. Your fund’s Trustees have determined that the efficient conduct of your fund’s affairs makes it desirable to delegate responsibility for oversight of certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Audit and Compliance Committee’s charter, which is included in this Proxy Statement as Exhibit A, is also available on the fund’s web site at https://content.putnam.com/individual_investor/pdf/committee_chart er.pdf. Print copies of the charter are available free of charge upon request by calling 1-800-225-1581. The Committee currently consists of Messrs. Patterson (Chairperson), Darretta, Hill and Leibler and Ms. Drucker.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee’s charter is available on the fund’s web site at http://www.putnam.com/individual under the “Board of Trustees” link within the “About Putnam” tab.

The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for trustee recommended by shareholders of a fund, provided that shareholders submit their recommendations by the applicable date disclosed in the paragraph entitled “Date for receipt of shareholders’ proposals for the next annual meeting,” and provided that the shareholders’ recommendations otherwise comply with applicable securities laws, including Section 14 of the Exchange Act, and the rules thereunder.

The Committee reports and makes recommendations to the Trustees regarding the matters described above. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Patterson and Putnam.

Brokerage Committee. The Brokerage Committee reviews the funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to Trustees regarding these matters. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan, Ms. Baxter and Messrs. Curtis, Putnam and Worley.

Communications, Service and Marketing Committee. The Communications, Service and Marketing Committee reviews the quality of services provided to shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management, as well as other communications sent to fund shareholders. The Committee also reviews periodic summaries of any correspondence to the Trustees from shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Curtis and Patterson and Drs. Joskow and Kennan.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products and proposed structural changes to existing funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baxter (Chairperson), Drs. Joskow and Kennan and Messrs. Curtis, Putnam and Worley.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Hill, Leibler and Patterson.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mr. Leibler (Chairperson) and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Darretta (Chairperson), Curtis and Hill. Investment Oversight Committee C currently consists of Messrs. Worley (Chairperson) and Patterson and Ms. Baxter. Investment Oversight Committee D currently consists of Ms. Drucker (Chairperson), Messrs. Haldeman and Putnam and Dr. Kennan.

Investment Oversight Coordinating Committee. The Investment Oversight Coordinating Committee coordinates the work of the Investment Oversight Committees and works with representatives of Putnam Management to coordinate the Board’s general oversight of the investment performance of the funds. From time to time, as determined by the Chairman of the Board, the Committee may also review particular matters relating to fund investments and Putnam Management’s investment process. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Leibler and Worley.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7, inter-fund transactions pursuant to Rule 17a-7 and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Leibler (Chairperson), Darretta, Hill, Patterson and Stephens and Ms. Drucker.

► How large a stake do the Trustees and nominees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each nominee for Trustee and the value of each nominee’s holdings in each fund and in all of the Putnam funds as of December 31, 2007. As a group, the Trustees owned shares of the Putnam funds valued at approximately $91 million as of December 31, 2007.

Putnam Managed Municipal Income Trust

			Aggregate Dollar
			Range of
	Dollar Range	Shares of	Shares held
	of Putnam	Putnam Managed	in all of the
	Managed Municipal	Municipal Income	Putnam funds
	Income Trust	Trust Beneficially	Overseen by
Name of Trustee	Shares Owned	Owned	Trustee

Jameson A. Baxter	$1-$10,000	219.744	over $100,000

Charles B. Curtis	$1-$10,000	117.875	over $100,000

Robert J. Darretta	$0	0	over $100,000

Myra R. Drucker	$1-$10,000	111.579	over $100,000

John A. Hill	$1-$10,000	130.812	over $100,000

Paul L. Joskow	$1-$10,000	100	over $100,000

Elizabeth T. Kennan	$1-$10,000	248.687	over $100,000

Kenneth R. Leibler	$1-$10,000	100	over $100,000

Robert E. Patterson	$1-$10,000	379.499	over $100,000

George Putnam, III	$10,001-$50,000	1,800	over $100,000

Richard B. Worley	$1-$10,000	105.533	over $100,000

Charles E. Haldeman, Jr.	$1-$10,000	450	over $100,000

Putnam Municipal Opportunities Trust

			Aggregate Dollar
			Range of
	Dollar Range	Shares of	Shares held
	of Putnam	Putnam Municipal	in all of the
	Municipal	Opportunities	Putnam funds
	Opportunities Trust	Beneficially	Overseen by
Name of Trustee	Shares Owned	Owned	Trustee

Jameson A. Baxter	$1-$10,000	213.834	over $100,000

Charles B. Curtis	$1-$10,000	122.012	over $100,000

Robert J. Darretta	$0	0	over $100,000

Myra R. Drucker	$1-$10,000	110.778	over $100,000

John A. Hill	$1-$10,000	130.799	over $100,000

Paul L. Joskow	$1-$10,000	100	over $100,000

Elizabeth T. Kennan	$1-$10,000	252.811	over $100,000

Kenneth R. Leibler	$1-$10,000	100	over $100,000

Robert E. Patterson	$1-$10,000	383.61	over $100,000

George Putnam, III	$10,001-$50,000	1,300	over $100,000

Richard B. Worley	$1-$10,000	105.006	over $100,000

Charles E. Haldeman, Jr.	$1-$10,000	270	over $100,000

None of the Trustees owns any preferred shares of Putnam Managed Municipal Income Trust or Putnam Municipal Opportunities Fund.

At December 31, 2007, the Trustees and officers of each fund, as a group, owned less than 1% of the outstanding shares of each fund on that date.

► What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by carefully reviewing your fund’s investment performance on an individual basis with your fund’s investment team;

• by carefully reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of your fund;

• by monitoring potential conflicts of interest between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

► How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to the Trustees on a periodic basis.

► How often do the Trustees meet?

The Trustees hold regular meetings each month (except August), usually over a two-day period, to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund’s performance is reviewed in detail at least twice a year. The committees of the board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2007, the average Trustee participated in approximately 58 committee and board meetings.

The number of times each committee met during your fund’s last fiscal year is shown in the table below:

Putnam Managed Municipal Income Trust

Fiscal year ended October 31, 2007

Audit and Compliance Committee	12

Board Policy and Nominating Committee	13

Brokerage Committee	6

Communications, Service and Marketing Committee*	8

Contract Committee	17

Distributions Committee	11

Executive Committee	2

Investment Oversight Committees	38

Investment Oversight Coordinating Committee**	8

Pricing Committee	9

* Effective July 2007, certain responsibilities of the Marketing Committee and the Shareholder Communications and Relations Committee were assigned to a new committee, the Communications, Service and Marketing Committee. The number of meetings indicated for the Communications, Service and Marketing Committee includes the number of meetings held by the Marketing Committee and the Shareholder Communications and Relations Committee during the fund’s last fiscal year.

** Effective July 2007, certain responsibilities of the Investment Process Committee were assigned to a new committee, the Investment Oversight Coordinating Committee. The number of meetings indicated for the Investment Oversight Coordinating Committee includes the number of meetings held by the Investment Process Committee during the fund’s last fiscal year.

Putnam Municipal Opportunities Trust

Fiscal year ended April 30, 2007

Audit and Compliance Committee	13

Board Policy and Nominating Committee	11

Brokerage Committee	6

Communications, Service and Marketing Committee	10

Contract Committee	19

Distributions Committee	11

Executive Committee	2

Investment Oversight Committees	35

Investment Oversight Coordinating Committee	11

Pricing Committee	11

Your fund does not have a policy with respect to Trustee attendance at shareholder meetings. Although your fund’s Trustees did not attend the last annual meeting of your fund, they were represented at the meeting by their staff.

► What are the Trustees paid for their services?

Each Independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees’ meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by your fund for its most recent fiscal year and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2007:

Putnam Managed Municipal Income Trust Compensation Table

		Retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued	benefits from	compensation
	compensation	as part	all Putnam	from all
	from the	of fund	funds upon	Putnam
Trustees/Year	fund(7)	expenses(7)	retirement(1)	funds(2)

Jameson A. Baxter/1994(3)	$5,358	$2,572	$110,500	$305,000

Charles B. Curtis/2001	5,355	2,071	113,900	291,250

Robert J. Darretta/2007(6)	N/A	N/A	N/A	135,000

Myra R. Drucker/2004(3)	5,447	N/A	N/A	307,500

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(3)(4)	7,190	4,184	161,700	399,063

Paul L. Joskow/1997(3)	5,266	1,777	113,400	295,000

Elizabeth T. Kennan/1992(3)	5,447	3,453	108,000	300,000

Kenneth R. Leibler/2006(5)	3,690	N/A	N/A	300,000

Robert E. Patterson/1984	5,447	2,339	106,500	300,000

George Putnam, III/1984(4)	5,810	2,096	130,300	307,500

W. Thomas Stephens/1997(5)	5,267	2,213	107,100	290,000

Richard B. Worley/2004	5,264	N/A	N/A	290,000

Putnam Municipal Opportunities Trust Compensation Table

		Retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued	benefits from	compensation
	compensation	as part	all Putnam	from all
	from the	of fund	funds upon	Putnam
Trustees/Year	fund(8)	expenses(8)	retirement(1)	funds(2)

Jameson A. Baxter/1994(3)	$3,740	$2,120	$110,500	$305,000

Charles B. Curtis/2001	3,693	2,650	113,900	291,250

Robert J. Darretta/2007(6)	1,465	N/A	N/A	135,000

Myra R. Drucker/2004(3)	3,898	N/A	N/A	307,500

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(3)(4)	5,029	3,060	161,700	399,063

Paul L. Joskow/1997(3)	3,739	1,717	113,400	295,000

Elizabeth T. Kennan/1992(3)	3,802	2,721	108,000	300,000

Kenneth R. Leibler/2006	3,802	N/A	N/A	300,000

Robert E. Patterson/1984	3,802	1,713	106,500	300,000

George Putnam, III/1984(4)	3,896	1,552	130,300	307,500

W. Thomas Stephens/1997(5)	3,674	2,122	107,100	290,000

Richard B. Worley/2004	3,676	N/A	N/A	290,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2007, there were 102 funds in the Putnam fund family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of the dates identified below, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were:

Putnam Managed Municipal Income Trust (October 31, 2007) Ms. Baxter — $4,654; Ms. Drucker — $841; Mr. Hill — $23,438; Dr. Joskow — $5,545; Dr. Kennan — $840.

Putnam Municipal Opportunities Trust (April 30, 2007) Ms. Baxter — $1,730; Ms. Drucker — $234; Mr. Hill — $8,335; Dr. Joskow — $2,053; Dr. Kennan — $236.

(4) Includes additional compensation to Messrs. Hill and Putnam, for service as Chairman of the Trustees and President (through May 31, 2007) of the Putnam funds, respectively.

(5) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 14, 2008.

(6) Mr. Darretta was elected to the Board of Trustees of the Putnam funds on July 12, 2007.

(7) Represents amounts paid or accrued by Putnam Managed Municipal Income Trust during its last fiscal year ended October 31, 2007, plus amounts paid or accrued by Putnam High Yield Municipal Trust during the same period. Effective February 19, 2008, those two funds were combined, with the surviving fund being Putnam Managed Municipal Income Trust.

(8) Represents amounts paid or accrued by Putnam Municipal Opportunities Trust during its last fiscal year ended April 30, 2007, plus amounts paid or accrued by Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund during the same period. Effective February 25, 2008, those three funds were combined, with the surviving fund being Putnam Municipal Opportunities Trust.

Under a Retirement Plan for Trustees of the Putnam funds (the “Plan”), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

► What is the voting requirement for electing Trustees?

If a quorum is present at the Annual Meeting, the twelve nominees for election as Trustees who receive the greatest number of votes cast at the Annual Meeting will be elected Trustees.

Further Information About Voting and the Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to the proposal. In the case of each fund, a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement), except that, where the preferred shares or common shares shall vote as separate classes, then a majority of the aggregate number of shares of each class shall be necessary to constitute a quorum for the transaction of business by that class. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal.

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or your fund’s Agreement and Declaration of Trust to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against such proposal have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) holders of less than 10% of the outstanding preferred shares have voted against such proposal and (iii) the holders of the common shares have approved such proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons named as proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked to confirm certain identifying information. Shareholders would then be given an opportunity to authorize the proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Common shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on the proxy card and follow the instructions on the internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. The Internet and automated phone voting options are not available for use by preferred shareholders.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The funds have retained at their own expense Computershare Fund Services, 17 State Street, New York, NY 10004, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $2,000 per fund plus reasonable out of pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder or (v) by attending the meeting and voting in person.

Date for receipt of shareholders’ proposals for the next annual meeting. It is currently anticipated that your fund’s next annual meeting of shareholders will be held in May 2009. The Trustees of your fund reserve the right to set an earlier or later date for the 2009 meeting. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before December 11, 2008. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act. Shareholders who wish to make a proposal at the 2009 annual meeting — other than one that will be included in the fund’s proxy materials — should notify the fund no later than February 24, 2009. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2009 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than February 7, 2009 and no later than March 9, 2009.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of Annual of Meeting of Shareholders are not received by the time scheduled for the meeting or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings. As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct such requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581.

Fund Information

Putnam Investments. Putnam Investment Management, LLC, your fund’s investment manager, is a wholly-owned indirect subsidiary of Putnam Investments, LLC (Putnam Investments). Putnam Investments is a holding company that, except for a minority stake owned by employees, is owned (through a series of wholly-owned subsidiaries) by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

The address of each of Putnam Investments and Putnam Investment Management, LLC, is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3, Canada.

Charles E. Haldeman, Jr. is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109. Charles E. Haldeman, Jr., a Trustee and the President of the funds, serves as the President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is also a former stockholder of Putnam Investments Trust as a result of various equity grants made to him in recent years. Most recently, on March 15, 2007, Mr. Haldeman received a grant of 212,660 restricted shares of class B common stock.

In connection with the August 2007 acquisition of Putnam Investments by Great-West Lifeco Inc., Mr. Haldeman received cash payments of approximately $21.8 million in complete payment for his vested equity interests in Putnam Investments Trust at a per-share price of $30.33. Also in connection with the acquisition, Mr. Haldeman is entitled to receive deferred cash payments, which are currently expected to be paid by a grantor trust, of up to approximately $33.1 million over the three years following the acquisition. Mr. Haldeman has invested at least 25% of the aggregate amount of such deferred payments in equity interests of Putnam Investments, LLC, pursuant to an equity incentive plan established by Putnam Investments.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Registered Public Accounting Firm. As set forth in the table below, the Audit and Compliance Committee and the full Board of Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG LLP, 99 High Street, Boston, Massachusetts 02110, to serve as the independent registered public accounting firm for your fund’s current fiscal year. Representatives of PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the meeting of shareholders of the funds to make statements and to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years for services rendered to each fund by the fund’s independent registered public accounting firm:

		Audit-		All
	Audit	Related	Tax	Other
Fiscal year ended	Fees	Fees	Fees	Fees

Putnam Managed Municipal Income Trust
(KPMG LLP)
October 31, 2007	$56,450	$25,317	$5,450	$—
October 31, 2006	39,980	22,875	4,680	245

Putnam Municipal Opportunities Trust
(PricewaterhouseCoopers LLP)
April 30, 2007	$49,824	$23,880	$4,807	$—
April 30, 2006	43,383	22,525	4,916	14

Audit Fees represents fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services relating to an analysis of recordkeeping fees and a review of the expense allocation methodology.

The following table presents the amounts KPMG LLP or PricewaterhouseCoopers LLP billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

Fiscal year ended

Putnam Managed Municipal Income Trust
(KPMG LLP)
October 31, 2007	$30,767
October 31, 2006	27,800

Putnam Municipal Opportunities Trust
(PricewaterhouseCoopers LLP)
April 30, 2007	$178,903
April 30, 2006	285,729

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee has determined that all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Total
	Audit-		All	Non-
	Related	Tax	Other	Audit
Fiscal year ended	Fees	Fees	Fees	Fees

Putnam Managed Municipal Income Trust
(KPMG LLP)
October 31, 2007	$—	$—	$—	$—
October 31, 2006	—	—	—	—

Putnam Municipal Opportunities Trust
(PricewaterhouseCoopers LLP)
April 30, 2007	$—	$61,129	$—	$—
April 30, 2006	—	98,160	—	—

The Audit and Compliance Committee of your fund has submitted the following report: The Audit and Compliance Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Compliance Committee has discussed with your fund’s independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Compliance Committee has received the written disclosures and the letter from your fund’s independent auditors required by the SEC’s Independence Standards Board Standard No. 1 (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Compliance Committee various matters relating to the auditor’s independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Compliance Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund’s annual report to shareholders for the last fiscal year.

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler
W. Thomas Stephens

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Haldeman, as well as the other officers of your fund, will benefit from the management fees and investor servicing fees paid or allowed by the fund. In addition to Mr. Haldeman, the other officers of each fund are as follows:

	Year first
Name (year of birth),	elected to	Business experience
Office with the fund	office	during past 5 years

Charles E. Porter (Born 1938)*	1989	Executive Vice President,
Executive Vice President,		Principal Executive
Principal Executive Officer, Associate		Officer, Associate
Treasurer and Compliance Liaison		Treasurer and Compliance
		Liaison, The Putnam Funds

Jonathan S. Horwitz (Born 1955)*	2004	Senior Vice President and
Senior Vice President and Treasurer		Treasurer, The Putnam
		Funds. Prior to 2004,
		Mr. Horwitz was a
		Managing Director at
		Putnam Investments.

Steven D. Krichmar (Born 1958)	2002	Senior Managing Director,
Vice President and Principal		Putnam Investments.
Financial Officer

Janet C. Smith (Born 1965)	2006	Managing Director,
Vice President, Assistant Treasurer		Putnam Investments
and Principal Accounting Officer

Susan G. Malloy (Born 1957)	2007	Managing Director,
Vice President and Assistant Treasurer		Putnam Investments

Beth S. Mazor (Born 1958)	2002	Managing Director,
Vice President		Putnam Investments

Robert R. Leveille (Born 1969)	2007	Managing Director, Putnam
Vice President and		Investments. Prior to 2004,
Chief Compliance Officer		Mr. Leveille was a member
		of Bell Boyd & Lloyd LLC,
		and prior to 2003 he was
		Vice President and Senior
		Counsel of Liberty Funds
		Group LLC.

Mark C. Trenchard (Born 1962)	2002	Managing Director
Vice President and		Putnam Investments
BSA Compliance officer

Francis J. McNamara, III (Born 1955)	2004	Senior Managing Director,
Vice President and Chief Legal Officer		Putnam Investments,
		Putnam Management and
		Putnam Retail Manage-
		ment. Prior to 2004,
		Mr. McNamara was General
		Counsel of State Street
		Research & Management.

Year first
Name (year of birth),	elected to	Business experience
Office with the fund	office	during past 5 years

James P. Pappas (Born 1953)	2004	Managing Director, Putnam
Vice President		Investments and Putnam
Management. During 2002,
Mr. Pappas was Chief
Operating Officer of
Atalanta/Sosnoff
Management Corporation.

Judith Cohen (Born 1945)*	1993	Vice President, Clerk and
Vice President, Clerk and		Assistant Treasurer,
Assistant Treasurer		The Putnam Funds

Wanda M. McManus (Born 1947)*	1993	Vice President, Senior
Vice President, Senior Associate		Associate Treasurer and
Treasurer and Assistant Clerk		Assistant Clerk, The
Putnam Funds.

Nancy E. Florek (Born 1957)*	2000	Vice President, Assistant
Vice President, Assistant Clerk,		Clerk, Assistant Treasurer
Assistant Treasurer and		and Proxy Manager, The
Proxy Manager		Putnam Funds

* Officers of each fund who are members of the Trustees’ independent administrative staff.
Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Net assets of your fund as of March 28, 2008*

Putnam Managed Municipal Income Trust	$433,707,275

Putnam Municipal Opportunities Trust	$532,415,850

*Excludes the amount of aggregate liquidation preference of outstanding preferred shares of each fund.

Shares outstanding of your fund as of March 28, 2008

Putnam Managed Municipal Income Trust
Common shares	57,351,404.56
Preferred shares
Class A	550
Class B	550
Class C	2,200

Putnam Municipal Opportunities Trust
Common shares	43,593,859.89
Preferred shares
Class A	4,520
Class B	4,020
Class C	7,220

5% beneficial ownership:

As of December 31, 2007, to the knowledge of the fund, no person owned beneficially or of record 5% or more of any class of shares of each fund, except as follows:

Putnam Managed Municipal Income Trust

Cede & Company*	36,261,006 common shares
20 Bowling Green	(90.22% of outstanding common shares)
New York, NY 10004-1408

Putnam Municipal Opportunities Trust

Cede & Company*	13,051,855 common shares
20 Bowling Green	(95.88% of outstanding common shares)
New York, NY 10004-1408

* Believed to hold shares only as nominee.

EXHIBIT A
The Putnam funds

AUDIT AND COMPLIANCE COMMITTEE CHARTER

Purpose. The purpose of the Audit and Compliance Committee (the “Committee”) is to oversee and assist Trustee oversight of: the integrity of the Funds’ financial statements, including overseeing accounting and financial reporting processes of the Funds and the audits of the Funds’ financial statements; the Funds’ compliance with legal and regulatory requirements; the independent auditors’ qualifications and independence; and the performance of the Funds’ internal audit function, if any, and independent auditors.

The Committee is directly responsible for the appointment, terms of engagement, termination, compensation and oversight of the work of the independent auditors employed by the Funds (including resolution of disagreements between management and the independent auditors regarding financial reporting), and the independent auditors shall report directly to the Committee.1 The Committee is also directly responsible for preparing an audit committee report required to be included in the annual proxy statement for the closed-end Funds. The Board of Trustees (the “Board”) and the Funds’ shareholders shall have such rights to approve, ratify and replace the Funds’ independent auditors as are required by applicable law.

Composition. The Committee will be comprised exclusively of “independent” Trustees, as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and the listing standards of each exchange on which shares of one or more of The Putnam Funds are traded (each an “Exchange”). In addition, none of the Committee’s members will be “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended. The Committee shall have at least three members, who shall collectively satisfy the independence, financial sophistication and financial literacy listing standards of each Exchange, as financial

1 For purposes of this Charter, the term “management” refers to the relevant officers of the Funds, including officers that comprise the staff of the Office of the Trustees, as well as the relevant officers and employees of Putnam Investments and its affiliates.

literacy is interpreted by the Board. Committee members may serve on the audit committee of more than three listed companies, provided that the Board determines that such simultaneous service would not impair the ability of the member to serve effectively on the Committee.

Assistance. The Committee may seek the assistance of the staff of the Office of the Trustees, the Funds’ independent auditors and counsel, management and other parties as it may deem appropriate.

Funding. The Funds will provide the necessary funding as determined by the Committee (i) to compensate the Funds’ independent auditors and any advisers employed by or at the direction of the Committee and (ii) to pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Specific Duties of Committee. The duties of the Committee include:

• Obtaining and reviewing, at least annually, a formal, written report by the independent auditors describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence), consistent with Independent Standards Board Standard 1, all relationships between the independent auditors, management and the Funds;

• Actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Trustees take appropriate action in response to the independent auditors’ report to satisfy themselves of the independent auditors’ independence;

• Reviewing the arrangements for and scope of the annual audit and any special audits;

• Conducting meetings at least quarterly;

• Evaluating Committee performance at least annually;

• For Funds whose shares are traded on an Exchange, discussing the annual audited financial statements and semiannual or any other periodic financial statements with Fund management and the independent auditors, including the Funds’ disclosures under management’s discussion of Fund performance;

• Discussing with management, guidelines and policies with respect to risk assessment and risk management;

• Meeting separately and periodically with management, with internal auditors (or other personnel responsible for the internal audit function, if any) and with the independent auditors;

• Reviewing with the independent auditors any audit problems or difficulties and management’s response to such issues, and to resolve any disagreements between management and the independent auditors;

• Setting clear hiring policies by the Funds for employees or former employees of the independent auditors;

• Establishing procedures for (A) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and (B) confidential, anonymous submissions regarding questionable accounting or auditing matters;

• Reviewing, at least annually, (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Funds’ selection or application of accounting principles, and major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Funds; and (D) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), if any, as well as financial information and earnings guidance provided to analysts and rating agencies;

• Reviewing scope and adequacy of audits;

• Reporting regularly to the Board of Trustees to review any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance, qualifications and independence of the Funds’

independent auditors and the performance of the Funds’ internal audit function (if any);

• Pre-approving any work performed by the Funds’ auditors, as required by applicable law or the rules of any Exchange;

• Reviewing matters relating to the Funds’ Code of Ethics and Putnam Investments’ Code of Ethics;

• Reviewing compliance matters identified to the Committee;

• Performing such other functions and having such powers as may be necessary and appropriate in the efficient and lawful discharge of the powers provided in this Charter.

Role and Responsibilities of the Committee. The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, a Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Fund’s service providers, including the independent auditors.

The review of a Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Funds’ management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Funds and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

This page intentionally left blank.

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581	250438 4/08

To vote by mail	To vote by telephone	To vote on the web
Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
	have the proxy ballot at hand.	proxy ballot at hand.
Check the appropriate boxes	Call 1-866-241-6192.
on the reverse side.		Go to https:/www.proxy-direct.com.
Follow the automated
Sign and date the proxy ballot.	telephone directions.	Follow the instructions on the site.
There is no need for you to return your
Return the proxy ballot in the	There is no need for you to	proxy ballot.
envelope provided.	return your proxy ballot.

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

By signing below, you as a holder of common shares of Putnam Municipal Opportunities Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on May 8, 2008 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Proposal	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below.	If you do not mark the proposal, your Proxy will be voted as the Trustees recommend.
PLEASE MARK VOTES AS IN THIS EXAMPLE: █

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1
						FOR	WITHHOLD	FOR ALL
1.	Fix the number of Trustees at 12 and elect the funds 10 nominees for Trustees voted					ALL	ALL	EXCEPT
	on by the common and preferred shareholders voting as a single class.					□	□	□

01	Jameson A. Baxter	02	Charles E. Haldeman	03	Charles B. Curtis
04	Robert J. Darretta	05	Myra R. Drucker	06	Paul L. Joskow
07	Kenneth R. Leibler	08	Elizabeth T. Kennan	09	George Putnam, III
10	Richard B. Worley

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

If you have any questions on this proposal, please call 1-800-225-1581

To vote by mail	To vote by telephone	To vote on the web
Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
	have the proxy ballot at hand.	proxy ballot at hand.
Check the appropriate boxes	Call 1-866-241-6192.
on the reverse side.		Go to https:/www.proxy-direct.com.
Follow the automated
Sign and date the proxy ballot.	telephone directions.	Follow the instructions on the site.
There is no need for you to return your
Return the proxy ballot in the	There is no need for you to	proxy ballot.
envelope provided.	return your proxy ballot.

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

By signing below, you as a holder of preferred shares of Putnam Municipal Opportunities Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on May 8, 2008 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Proposal	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below.	If you do not mark the proposal, your Proxy will be voted as the Trustees recommend.
PLEASE MARK VOTES AS IN THIS EXAMPLE: █

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1
						FOR	WITHHOLD	FOR ALL
1.	Fix the number of Trustees at 12 and elect the Fund’s 12 nominees for Trustees.					ALL	ALL	EXCEPT
						□	□	□
01	Jameson A. Baxter	02	Charles E. Haldeman	03	Charles B. Curtis
04	Robert J. Darretta	05	Myra R. Drucker	06	Paul L. Joskow
07	Kenneth R. Leibler	08	Elizabeth T. Kennan	09	George Putnam, III
10	Richard B. Worley	11	John A. Hill	12	Robert E. Patterson

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

If you have any questions on this proposal, please call 1-800-225-1581

To vote by mail	To vote by telephone	To vote on the web
Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
	have the proxy ballot at hand.	proxy ballot at hand.
Check the appropriate boxes	Call 1-866-241-6192.
on the reverse side.		Go to https:/www.proxy-direct.com.
Follow the automated
Sign and date the proxy ballot.	telephone directions.	Follow the instructions on the site.
There is no need for you to return your
Return the proxy ballot in the	There is no need for you to	proxy ballot.
envelope provided.	return your proxy ballot.

PUTNAM MANAGED MUNICIPAL INCOME TRUST

By signing below, you as a holder of common shares of Putnam Managed Municipal Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on May 8, 2008 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Proposal	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below.	If you do not mark the proposal, your Proxy will be voted as the Trustees recommend.
PLEASE MARK VOTES AS IN THIS EXAMPLE: █

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1
						FOR	WITHHOLD	FOR ALL
1.	Fix the number of Trustees at 12 and elect the funds 10 nominees for Trustees voted					ALL	ALL	EXCEPT
	on by the common and preferred shareholders voting as a single class.					□	□	□

01	Jameson A. Baxter	02	Charles E. Haldeman	03	Charles B. Curtis
04	Robert J. Darretta	05	Myra R. Drucker	06	Paul L. Joskow
07	Kenneth R. Leibler	08	Elizabeth T. Kennan	09	George Putnam, III
10	Richard B. Worley

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

If you have any questions on this proposal, please call 1-800-225-1581

The proxy ballot

To vote by mail	To vote by telephone	To vote on the web
Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
	have the proxy ballot at hand.	proxy ballot at hand.
Check the appropriate boxes	Call 1-866-241-6192.
on the reverse side.		Go to https:/www.proxy-direct.com.
Follow the automated
Sign and date the proxy ballot.	telephone directions.	Follow the instructions on the site.
There is no need for you to return your
Return the proxy ballot in the	There is no need for you to	proxy ballot.
envelope provided.	return your proxy ballot.

PUTNAM MANAGED MUNICIPAL INCOME TRUST

By signing below, you as a holder of preferred shares of Putnam Municipal Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on May 8, 2008 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Proposal	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below.	If you do not mark the proposal, your Proxy will be voted as the Trustees recommend.
PLEASE MARK VOTES AS IN THIS EXAMPLE: █

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1
						FOR	WITHHOLD	FOR ALL
1.	Fix the number of Trustees at 12 and elect the Fund’s 12 nominees for Trustees.					ALL	ALL	EXCEPT
						□	□	□

01	Jameson A. Baxter	02	Charles E. Haldeman	03	Charles B. Curtis
04	Robert J. Darretta	05	Myra R. Drucker	06	Paul L. Joskow
07	Kenneth R. Leibler	08	Elizabeth T. Kennan	09	George Putnam, III
10	Richard B. Worley	11	John A. Hill	12	Robert E. Patterson

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

If you have any questions on this proposal, please call 1-800-225-1581